EXHIBIT 4.1


                    CARRAMERICA REALTY CORPORATION, AS ISSUER


                      CARRAMERICA REALTY L.P., AS GUARANTOR


                                       AND


                        BANKERS TRUST COMPANY, AS TRUSTEE


                            ------------------------


                                    INDENTURE


                            DATED AS OF JULY 1, 1997


             ------------------------------------------------------

                      $150,000,000   7.20% Notes due 2004
                      $125,000,000   7.375% Notes due 2007

             ------------------------------------------------------


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                                TABLE OF CONTENTS

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                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................  1

SECTION 101.  Definitions...................................................................  1
        Acquired Indebtedness...............................................................  2
        Acquisition Lines of Credit.........................................................  2
        Act.................................................................................  2
        Additional Amounts..................................................................  2
        Adjusted Total Assets...............................................................  2
        Affiliate...........................................................................  2
        Annual Service Charge...............................................................  2
        Authenticating Agent................................................................  2
        Authorized Newspaper................................................................  2
        Bankruptcy Law......................................................................  3
        Board of Directors..................................................................  3
        Board Resolution....................................................................  3
        Business Day........................................................................  3
        Capital Stock.......................................................................  3
        Commission..........................................................................  3
        Company.............................................................................  3
        Company Request and Company Order...................................................  3
        Consolidated Income Available for Debt Service......................................  3
        Consolidated Net Income.............................................................  3
        Corporate Trust Office..............................................................  4
        Corporation.........................................................................  4
        Custodian...........................................................................  4
        Defaulted Interest..................................................................  4
        Disqualified Stock..................................................................  4
        DTC.................................................................................  4
        Dollar or $.........................................................................  4
        Earnings from Operations............................................................  4
        Encumbrance.........................................................................  4
        Event of Default....................................................................  4
        Exchange Act........................................................................  5
        Exchange Notes......................................................................  5
        Exchange Offer......................................................................  5
        Exchange Registration Statement.....................................................  5
        GAAP................................................................................  5
        Government Obligations..............................................................  5
        Guaranteed Obligations..............................................................  5
        Guarantor...........................................................................  5
        Holder..............................................................................  5
        Indebtedness........................................................................  6
        Indenture...........................................................................  6


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        Indexed Security....................................................................  6
        Interest Payment Date...............................................................  6
        Make-Whole Amount...................................................................  6
        Maturity............................................................................  7
        Notes...............................................................................  7
        Officers' Certificate...............................................................  7
        Opinion of Counsel..................................................................  7
        Outstanding.........................................................................  7
        Paying Agent........................................................................  8
        Person..............................................................................  8
        Place of Payment....................................................................  8
        Predecessor Note....................................................................  8
        Redemption Date.....................................................................  8
        Redemption Price....................................................................  8
        Registered Note.....................................................................  8
        Registration Rights Agreement.......................................................  8
        Registration Statement..............................................................  8
        Regular Record Date.................................................................  9
        Reinvestment Rate...................................................................  9
        Responsible Officer.................................................................  9
        Restricted Securities Legends.......................................................  9
        Securities Act......................................................................  9
        Security Register and Security Registrar............................................  9
        Shelf Registration..................................................................  9
        Significant Subsidiary..............................................................  9
        Special Record Date................................................................. 10
        Stated Maturity..................................................................... 10
        Statistical Release................................................................. 10
        Subsidiary.......................................................................... 10
        Total Assets........................................................................ 10
        Total Unencumbered Assets........................................................... 10
        Trust Indenture Act or TIA.......................................................... 10
        Trustee............................................................................. 10
        2004 Initial Notes.................................................................. 10
        2007 Initial Notes.................................................................. 10
        Undepreciated Real Estate Assets.................................................... 11
        Unsecured Indebtedness.............................................................. 11
        United States....................................................................... 11
        United States person................................................................ 11
        Yield to Maturity................................................................... 11
SECTION 102.  Compliance Certificates and Opinions.......................................... 11
SECTION 103.  Form of Documents Delivered to Trustee........................................ 12
SECTION 104.  Acts of Holders............................................................... 12
SECTION 105.  Notices, etc., to Trustee and Company......................................... 13
SECTION 106.  Notice to Holders; Waiver..................................................... 13
SECTION 107.  Effect of Headings and Table of Contents...................................... 14
SECTION 108.  Successors and Assigns........................................................ 14


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SECTION 109.  Separability Clause........................................................... 14
SECTION 110.  Benefits of Indenture......................................................... 14
SECTION 111.  No Personal Liability......................................................... 14
SECTION 112.  Governing Law................................................................. 15
SECTION 113.  Legal Holidays................................................................ 15

                                    ARTICLE 2
                                 FORMS OF NOTES............................................. 15

SECTION 201.  Forms of Notes................................................................ 15
SECTION 202.  Form of Trustee's Certificate of Authentication............................... 15
SECTION 203.  Notes Issuable in Global Form................................................. 15

                                   ARTICLE 3
                                   THE NOTES................................................ 17

SECTION 301.  Terms of the Notes............................................................ 17
SECTION 302.  Denominations................................................................. 18
SECTION 303.  Execution, Authentication, Delivery and Dating................................ 18
SECTION 304.  Temporary Notes............................................................... 19
SECTION 305.  Registration, Registration of Transfer and Exchange........................... 19
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes................................... 31
SECTION 307.  Payment of Interest; Interest Rights Preserved................................ 32
SECTION 308.  Persons Deemed Owners......................................................... 33
SECTION 310.  Computation of Interest....................................................... 34

                                    ARTICLE 4
                            SATISFACTION AND DISCHARGE...................................... 34

SECTION 401.  Satisfaction and Discharge of Indenture....................................... 34
SECTION 402.  Application of Trust Funds.................................................... 35

                                   ARTICLE 5
                                    REMEDIES................................................ 35

SECTION 501.  Events of Default............................................................. 35
SECTION 502.  Acceleration of Maturity; Rescission and Annulment............................ 36
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee............... 37
SECTION 504.  Trustee May File Proofs of Claim.............................................. 38
SECTION 505.  Trustee May Enforce Claims Without Possession of Notes........................ 39
SECTION 506.  Application of Money Collected................................................ 39
SECTION 507.  Limitation on Suits........................................................... 39
SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium or
              Make-Whole Amount, if any, Interest and Additional Amounts.................... 40
SECTION 509.  Restoration of Rights and Remedies............................................ 40
SECTION 510.  Rights and Remedies Cumulative................................................ 40
SECTION 511.  Delay or Omission Not Waiver.................................................. 40


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SECTION 512.  Control by Holders of Notes................................................... 41
SECTION 513.  Waiver of Past Defaults....................................................... 41
SECTION 514.  Waiver of Usury, Stay or Extension Laws....................................... 41
SECTION 515.  Undertaking for Costs......................................................... 41

                                   ARTICLE 6
                                  THE TRUSTEE............................................... 42

SECTION 601.  Notice of Defaults............................................................ 42
SECTION 602.  Certain Rights of Trustee..................................................... 42
SECTION 603.  Not Responsible for Recitals or Issuance of Notes............................. 43
SECTION 604.  May Hold Notes................................................................ 44
SECTION 605.  Money Held in Trust........................................................... 44
SECTION 606.  Compensation and Reimbursement................................................ 44
SECTION 607.  Corporate Trustee Required; Eligibility; Conflicting Interests................ 44
SECTION 608.  Resignation and Removal; Appointment of Successor............................. 45
SECTION 609.  Acceptance of Appointment by Successor........................................ 46
SECTION 610.  Merger, Conversion, Consolidation or Succession to Business................... 47
SECTION 611.  Appointment of Authenticating Agent........................................... 47

                                   ARTICLE 7
                   HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY........................ 49

SECTION 701.  Disclosure of Names and Addresses of Holders.................................. 49
SECTION 702.  Reports by Trustee............................................................ 49
SECTION 703.  Reports by Company............................................................ 49
SECTION 704.  The Company to Furnish Trustee Names and Addresses of Holders................. 49

                                   ARTICLE 8
                  CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE.......................... 50

SECTION 801.  Consolidations and Mergers of the Company and Sales, Leases and
                  Conveyances Permitted Subject to Certain Conditions....................... 50
SECTION 802.  Rights and Duties of Successor Entity......................................... 50
SECTION 803.  Officers' Certificate and Opinion of Counsel.................................. 51

                                   ARTICLE 9
                              SUPPLEMENTAL INDENTURES....................................... 51

SECTION 901.  Supplemental Indentures without Consent of Holders............................ 51
SECTION 902.  Supplemental Indentures with Consent of Holders............................... 52
SECTION 903.  Execution of Supplemental Indentures.......................................... 53
SECTION 904.  Effect of Supplemental Indentures............................................. 53
SECTION 905.  Conformity with TIA........................................................... 53
SECTION 906.  Reference in Notes to Supplemental Indentures................................. 53


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                                   ARTICLE 10
                                    COVENANTS............................................... 54

SECTION 1001.  Payment of Principal, Premium (if any), Make-Whole Amount (if
                   any), Interest and Additional Amounts (if any)........................... 54
SECTION 1002.  Maintenance of Office or Agency.............................................. 54
SECTION 1003.  Money for Notes Payments to Be Held in Trust................................. 54
SECTION 1004.  Limitations on Incurrence of Indebtedness.................................... 55
SECTION 1005.  [Omitted].................................................................... 57
SECTION 1006.  Existence.................................................................... 57
SECTION 1007.  Maintenance of Properties.................................................... 57
SECTION 1008.  Insurance.................................................................... 57
SECTION 1009.  Payment of Taxes and Other Claims............................................ 57
SECTION 1010.  Provision of Financial Information........................................... 57
SECTION 1011.  Statement as to Compliance................................................... 58
SECTION 1012.  Additional Amounts........................................................... 58
SECTION 1013.  Waiver of Certain Covenants.................................................. 59

                                   ARTICLE 11
                                REDEMPTION OF NOTES......................................... 59

SECTION 1101.  Applicability of Article..................................................... 59
SECTION 1102.  Election to Redeem; Notice to Trustee........................................ 59
SECTION 1103.  Selection by Trustee of Notes to Be Redeemed................................. 59
SECTION 1104.  Notice of Redemption......................................................... 60
SECTION 1105.  Deposit of Redemption Price.................................................. 61
SECTION 1106.  Notes Payable on Redemption Date............................................. 61
SECTION 1107.  Notes Redeemed in Part....................................................... 61

                                   ARTICLE 12
                                    GUARANTY................................................ 61

SECTION 1201.  Guaranty..................................................................... 61
SECTION 1202.  Guaranty Absolute............................................................ 62
SECTION 1203.  Waivers...................................................................... 63
SECTION 1204.  Waiver of Subrogation and Contribution....................................... 64
SECTION 1205.  Certain Agreements........................................................... 64
SECTION 1206.  No Waiver; Cumulative Remedies............................................... 65
SECTION 1207.  Continuing Guaranty.......................................................... 65
SECTION 1208.  Severability................................................................. 65
SECTION 1209.  Limitation on Guarantor Liability............................................ 66

                                   ARTICLE 13
                                    [OMITTED]............................................... 66

                                   ARTICLE 14
                        DEFEASANCE AND COVENANT DEFEASANCE.................................. 66


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SECTION 1401.  Applicability of Article; Company's Option to Effect Defeasance or
                   Covenant Defeasance...................................................... 66
SECTION 1402.  Defeasance and Discharge..................................................... 66
SECTION 1403.  Covenant Defeasance.......................................................... 67
SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.............................. 67
SECTION 1405.  Deposited Money and Government Obligations to be Held in Trust;
                   Other Miscellaneous Provisions........................................... 68

                                   ARTICLE 15
                              MEETINGS OF HOLDERS OF Notes ................................. 69

SECTION 1501.  Purposes for which Meetings may be Called.................................... 69
SECTION 1502.  Call, Notice and Place of Meetings........................................... 69
SECTION 1503.  Persons Entitled to Vote at Meetings......................................... 69
SECTION 1504.  Quorum; Action............................................................... 69
SECTION 1505.  Determination of Voting Rights; Conduct and Adjournment of
                   Meetings................................................................. 70
SECTION 1506.  Counting Votes and Recording Action of Meetings.............................. 71
SECTION 1507.  Evidence of Action Taken by Holders.......................................... 71
SECTION 1508.  Proof of Execution of Instruments............................................ 72


ANNEX A.................................................................................... A-1
ANNEX B.................................................................................... B-1
ANNEX C.................................................................................... C-1
ANNEX D.................................................................................... D-1
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CarrAmerica Realty Corporation, as Obligor

                Reconciliation and tie between Trust Indenture Act of 1939 (the "1939 Act") and this Indenture, dated as of July 1, 1997.

Trust Indenture Act Section                                  Indenture Section

ss.  310 (a) (1).............................................607
         (a) (2).............................................607
         (b).................................................607, 608
ss.  312 (c).................................................701
ss.  313 (a).................................................70
         (c).................................................702
ss.  314 (a).................................................703
         (a) (4).............................................1011
         (c) (1).............................................102
         (c) (2).............................................102
         (e).................................................102
ss.  315 (b).................................................601
ss.  316 (a) (last sentence).................................101 ("Outstanding")
         (a) (1) (A).........................................502, 512
         (a) (1) (B).........................................513
         (b).................................................508
ss.  317 (a) (1).............................................503
         (a) (2).............................................504
ss.  318 (a).................................................111
         (c).................................................111

----------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                Attention should also be directed to Section 318 (c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                Indenture (this "Indenture"), dated as of July 1, 1997, by and among CARRAMERICA REALTY CORPORATION, a Maryland corporation (the "Company"), having its principal office at 1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006; CARRAMERICA REALTY, L.P., a Delaware limited partnership, as guarantor (the "Guarantor"), having its principal office at 1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006 and BANKERS TRUST COMPANY, a bank organized under the laws of the United States of America, as Trustee hereunder (the "Trustee"), having its Corporate Trust Office (as defined below) at Four Albany Street, New York, New York 10006.

                WHEREAS, the Company deems it necessary to issue for its lawful purposes the Notes (as defined herein), and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes, which Notes will bear interest at the rates or formulas, to mature at such times and to have such other provisions as hereinafter provided. The Notes will be senior debt securities representing unsecured debt obligations of the Company.

                WHEREAS, the Guarantor deems it advisable to guarantee satisfaction of certain of the Company's obligations under this Indenture, and has duly authorized the execution and delivery of this Indenture to provide the Guaranty (as defined herein) as hereinafter provided.

                WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING, and in consideration of the premises and the purchase of the Notes by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, have the meanings assigned to them in the rules of the Commission adopted under the TIA;

                (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time the Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from the Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, the Person becoming a Subsidiary or that acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

                "Acquisition Lines of Credit" means, collectively, any secured lines of credit of the Company or any Subsidiary, the proceeds of which are to be used, among other things, to acquire interests, directly or indirectly, in real estate.

                "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                "Additional Amounts" means any additional amounts which are required by a Note or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

                "Adjusted Total Assets" has the meaning specified in Section
1004.

                "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Annual Service Charge" for any period means the aggregate interest expense for the period in respect of, and the amortization during the period of any original issue discount of, Indebtedness of the Company and its Subsidiaries and the amount of dividends which are payable during the period in respect of any Disqualified Stock.

                "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of DTC or any successor depositary that apply to such transfer and exchange.

                "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.

                "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                "Bankruptcy Law" has the meaning specified in Section 501.

                "Board of Directors" means the board of directors of the Company, the executive committee or any committee of that board duly authorized to act hereunder, as the case may be.

                "Board Resolution" means a copy of a resolution (i) with respect to the Company, of the Company, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and
(ii) with respect to the Guarantor, of the general partner of the Guarantor, certified by the Secretary or an Assistant Secretary of the general partner of the Guarantor, and, in each case, to be in full force and effect on the date of such certification, and delivered to the Trustee.

                "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or in the City of Chicago are authorized or required by law, regulation or executive order to close.

                "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of the Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

                "Company" Company means the Person named as the "Company" in the first paragraph of this Indenture until a successor Company shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Company.

                "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of and on behalf of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer or an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, or Chief Financial Officer and delivered to the Trustee.

                "Consolidated Income Available for Debt Service" for any period means Earnings from Operations (as defined below) of the Company and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest expense on Indebtedness of the Company and its Subsidiaries; (ii) provision for taxes of the Company and its Subsidiaries based on income; (iii) amortization of debt discount; (iv) provisions for gains and losses on properties and property depreciation and amortization; (v) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for the period; and (vi) amortization of deferred charges.

                "Consolidated Net Income" any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                "Corporate Trust Office" means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at Four Albany Street, New York, NY 10006.

                "Corporation" includes corporations, associations, companies, Companies and business trusts.

                "Custodian" has the meaning specified in Section 501.

                "Defaulted Interest" has the meaning specified in Section 307.

                "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 305 hereof, substantially in the form of Annexes A and B hereto except that Note shall not bear the Global Note Legend.

                "Disqualified Stock" means, with respect to any Person, any Capital Stock of the Person which by the terms of that Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of that Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Notes; provided, however, that equity interests whose holders have (or will have after the expiration of an initial holding period) the right to have such equity interests redeemed for cash in an amount determined by the value of the Common Stock of the Company (including, without limitation, certain equity interests in the Guarantor and Carr Realty, L.P.) do not constitute Disqualified Stock.

                "DTC" means The Depository Trust Company for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

                "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                "Earnings from Operations" for any period means net earnings excluding gains and losses on sales of investments, extraordinary items, and property valuation losses, net, as reflected in the financial statements of the Company and its Subsidiaries for the period determined on a consolidated basis in accordance with GAAP.

                "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind, except any mortgage, lien, charge, pledge or security interest of any kind which secures debt of the Guarantor owed to the Company.

                "Event of Default" has the meaning specified in Article Five.

                "Exchange Act" means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended from time to time, and the rules and regulations of the Commission thereunder.

                "Exchange Notes" means those Notes issued pursuant to this Indenture in connection with the Exchange Offer pursuant to the Registration Rights Agreement, the terms of which shall be materially identical to those of the Initial Notes.

                "Exchange Offer" has the meaning specified in the Registration Rights Agreement.

                "Exchange Registration Statement" has the meaning specified in the Registration Rights Agreement.

                "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis; provided, that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

                "Global Note" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes.

                "Government Obligations" means securities which are (i) direct obligations of the United States of America, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such obligation or a specific payment of interest on or principal of any such obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation or the specific payment of interest on or principal of the obligation evidenced by such depository receipt.

                "Guaranteed Obligations" has the meaning specified in Article
12.

                "Guaranty" means the guaranty of the Notes contained in Article 12 given by the Guarantor.

                "Guarantor" means the Person named as the "Guarantor" in the recitals of this Indenture until a successor Guarantor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Guarantor.

                "Holder" means, in the case of a Registered Note, the Person in whose name a Note is registered in the Security Register.

                "Indebtedness" of the Company or any Subsidiary means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or indebtedness evidenced by bonds, notes, debentures or similar instruments, (ii) borrowed money or indebtedness evidenced by bonds, notes, debentures or similar instruments secured by any Encumbrance existing on property owned by the Company or any Subsidiary, (iii) reimbursement obligations in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional sale obligations under any title retention agreement, (iv) the amount of all obligations of the Company or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, and (v) any lease of property by the Company or any Subsidiary as lessee which is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP, to the extent, in the case of items of indebtedness under (i) through (iv) above, that any such items (other than letters of credit) would appear as a liability on the Company's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation of the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Company or any Subsidiary) (it being understood that Indebtedness shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or the Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

                "Indenture" means this Indenture, as amended and supplemented from time to time.

                "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                "Indirect Participant" means entities that clear through or maintain a custodial relationship with a Participant either directly or indirectly.

                "Initial Notes" means $150,000,000 aggregate principal amount of 7.20% Notes due 2004 and $125,000,000 aggregate principal amount of 7.375% Notes due 2007, in each case, issued under this Indenture on or about the date hereof.

                "Initial Purchasers" means J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Lehman Brothers.

                "Interest Payment Date" when used with respect to any Note, means the Stated Maturity of an installment of interest on such Note, as specified in Section 301.

                "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with an Exchange Offer pursuant to the Registration Rights Agreement.

                "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of Redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Notes being redeemed or paid.

                "Maturity", when used with respect to any Note, means the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

                "Non-Recourse Indebtedness" means Indebtedness for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Indebtedness (subject to such limited exceptions to the non-recourse nature of such Indebtedness such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Indebtedness).

                "Notes" means the Company's 7.20% Notes due 2004 and the Company's 7.375% Notes due 2007 issued pursuant to this Indenture.

                "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or a Vice-President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company in the case of a certificate delivered on behalf of the Company or of the general partner of the Guarantor in the case of a certificate delivered on behalf of the Guarantor, and, in each case, delivered to the Trustee.

                "144A Global Note" means a global Note substantially in the form of Annex A hereto bearing the Global Note Legend and the Restricted Securities Legend and deposited with or on behalf of, and registered in the name of, the depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

                "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for the Company or the Guarantor, as the case may be, and who shall be reasonably satisfactory to the Trustee.

                "Outstanding" when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Notes, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (iii) Notes, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

                (iv) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

                "Participant" means, with respect to the depositary, a Person who has an account with the depositary.

                "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

                "Person" means any individual, corporation, joint venture, partnership association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Place of Payment", when used with respect to the Notes of or within any series, means the place or places where the principal of (and premium, if any) and interest on such Notes are payable as specified as contemplated by Sections 1001 and 1002.

                "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to issue and deliver to the Initial Purchasers, in exchange for the Initial Notes held by the Initial Purchasers as part of their initial distribution, a like principal amount of Private Exchange Notes.

                "Private Exchange Notes" means the Exchange Notes to be issued pursuant to this Indenture in connection with a Private Exchange effected pursuant to the Registration Rights Agreement.

                "Real Property Assets" means as of any time, the real property assets (including interests in participating mortgages in which the interest of the Company or any Subsidiary therein is characterized as equity according to
GAAP) owned directly or indirectly by the Company or any Subsidiary at such time.

                "Recourse Indebtedness" shall mean Indebtedness of the Company or any Subsidiary that is not Non-Recourse Indebtedness.

                "Redemption Date", when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                "Redemption Price," has the meaning specified in Section 1101.

                "Registered Note" shall mean any Note which is registered in the Security Register.

                "Registration Rights Agreement" means the Registration Rights Agreement, dated July 1, 1997 among the Company, the Guarantor and the Initial Purchasers named therein.

                "Registration Statement" shall have the meaning specified in the Registration Rights Agreement.

                "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Notes of or within any series means the date specified for that purpose in Section 301, whether or not a Business Day.

                "Reinvestment Rate" means 0.25% (twenty-five one hundredths of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity of the Notes, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust and Agency Group of the Trustee (or any successor group of the Trustee) including any managing director, vice president, assistant vice president, assistant secretary, assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee's Corporate Trust Office because of such officer's knowledge and familiarity with the particular subject.

                "Restricted Definitive Note" means a Definitive Note bearing the Restricted Securities Legend.

                "Restricted Global Note" means a Global Note bearing the Restricted Securities Legend.

                "Restricted Securities Legends" shall mean the legends identified as such in Annexes A and B hereto.

                "Securities Act" means the Securities Act of 1933 and any successor statute thereto, in each case as amended from time to time and the rules and regulations of the Commission thereunder.

                "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                "Shelf Registration" has the meaning specified in the Registration Rights Agreement.

                "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act) of the Company.

                "Special Record Date" for the payment of any Defaulted Interest on the Registered Notes of or within any series means a date fixed by the Trustee pursuant to Section 307.

                "Stated Maturity" when used with respect to any Note or any installment of principal thereof or interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

                "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination of the Make-Whole Amount, then such other reasonably comparable index which shall be designated by the Company.

                "Subsidiary" means a corporation, partnership or other entity a majority of the voting power of the voting equity securities or the outstanding equity interests of which are owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

                "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined in accordance with GAAP (but excluding intangibles).

                "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Company and its Subsidiaries not subject to an Encumbrance for borrowed money determined in accordance with GAAP (but excluding intangibles).

                "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

                "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee has become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" means or includes each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series means only the Trustee with respect to Notes of that series.

                "2004 Initial Notes" means $150,000,000 aggregate principal amount of 7.20% Notes due 2004 issued under this Indenture on or about the date hereof.

                "2007 Initial Notes" means $125,000,000 aggregate principal amount of 7.375% Notes due 2007 issued under this Indenture on or about the date hereof.

                "2004 Notes" means the 2004 Initial Notes, and the respective Exchange Notes and Private Exchange Notes, treated as a single series.

                "2007 Notes" means the 2007 Initial Notes, and the respective Exchange Notes and Private Exchange Notes, treated as a single series.

                "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Company and its Subsidiaries on that date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

                "Unrestricted Definitive Note" means a Definitive Note that does not bear and is not required to bear, the Restricted Securities Legend.

                "Unrestricted Global Note" means a Global Note that does not bear and is not required to bear, the Restricted Securities Legend.

                "Unsecured Indebtedness" means Indebtedness which is not secured by any Encumbrance upon any of the properties of the Company or any Subsidiary.

                "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                "United States person" means, unless otherwise specified with respect to any Notes pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, Company or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source."

                "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Note (or, if applicable, at the most recent redetermination of interest on such Note) and as set forth in such Note in accordance with generally accepted United States bond yield computation principles.

                SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 1011) shall include:

                (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                SECTION 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Notes of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Notes shall be proved in the manner provided in Section 1506.

                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

                (c) The ownership of Registered Notes shall be proved by the Security Register.

                (d) If the Company shall solicit from the Holders of Registered Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes of a series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes of a series shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                SECTION 105. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

                SECTION 106. Notice to Holders; Waiver. Where this Indenture provides for notice of any event to Holders of Registered Notes by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Notes is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Notes. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

                If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Notes as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

                Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

                Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                SECTION 107. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                SECTION 108. Successors and Assigns. All covenants and agreements in this Indenture by the Company and the Guarantor shall be binding on their successors and assigns, whether so expressed or not.

                SECTION 109. Separability Clause. In case any provision in this Indenture or in any Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                SECTION 110. Benefits of Indenture. Nothing in this Indenture, or in the Notes express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

                SECTION 111. No Personal Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Note, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or the Guarantor or of any of their successors either directly or through the Company or the Guarantor or any of their successors under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders thereof and as part of the consideration for the issue of the Notes.

                SECTION 112. Governing Law. This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.

                SECTION 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Note other than a provision in the Notes of any series which specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.


                                    ARTICLE 2

                                 FORMS OF NOTES

                SECTION 201. Forms of Notes. The Initial Notes of each series shall be in substantially the forms of Annex A and Annex B hereto, respectively, and, in the event of an Exchange Offer, the Exchange Notes of each series shall be in substantially the forms of Annex C and Annex D hereto, respectively, and in each case may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Notes may be listed, or to conform to usage.

                The Definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                SECTION 202. Form of Trustee's Certificate of Authentication. Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

                This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                         BANKERS TRUST COMPANY, as Trustee



                                         By:___________________________________
                                              Authorized Signatory

                SECTION 203. Notes Issuable in Global Form. The Initial Notes shall be issuable and transferable in fully registered form as Registered Notes. Each series of the Initial Notes shall be issued in the form of one or more permanent Global Notes or, in the case of accredited "institutional investors", in the form of one or more Definitive Notes.

                In the event of an Exchange Offer, the Exchange Notes shall be issuable and transferable in fully registered form as Registered Notes. Each series of Exchange Notes shall be issued in the form of one or more permanent Global Notes. The depository for the Notes shall initially be DTC. The Notes shall not be issuable in definitive form except as provided in Section 305 of this Indenture. If Notes of or within a series are issuable in global form, then, notwithstanding the provisions of Section 302, any such Note shall represent such of the Outstanding Notes of such series as shall be specified therein and may provide that it shall represent the aggregate principal amount of Outstanding Notes of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Notes of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Note in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any
Note in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Note in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

                The provisions of the last sentence of Section 303 shall apply to any Note represented by a Note in global form if such Note was never issued and sold by the Company and the Company delivers to the Trustee the Note in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Notes represented thereby, together with the written statement contemplated by the last sentence of Section 303.

                Notwithstanding the provisions of Section 307, payment of principal of and any premium and interest on any Note in permanent global form shall be made to the Person or Persons specified therein.

                Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Notes represented by a permanent Global Note in the case of a permanent Global Note in registered form, the Holder of such permanent Global
Note in registered form.


                                    ARTICLE 3

                                    THE NOTES

                SECTION 301. Terms of the Notes. There shall be a series of Notes designated the "7.20% Notes due 2004" and a series of Notes designated the "7.375% Notes due 2007."

                The aggregate principal amount of the 2004 Notes shall be limited to $150,000,000, and, except as provided herein, the Company shall not execute and the Trustee shall not authenticate or deliver 2004 Notes in excess of such aggregate principal amount.

                The aggregate principal amount of the 2007 Notes shall be limited to $125,000,000, and, except as provided herein, the Company shall not execute and the Trustee shall not authenticate or deliver 2007 Notes in excess of such aggregate principal amount.

                Nothing contained in this Indenture, or in the Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of Notes under the circumstances contemplated by Sections 303, 304, 305, 306, 906 and 1107 of this Indenture.

                The 2004 Notes will bear interest at a rate of 7.20% per annum and the 2007 Notes will bear interest at a rate of 7.375% per annum in each case, from July 1, 1997 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on January 1 and July 1 of each year, commencing January 1, 1998 (each, an "Interest Payment Date"), to the Person in whose name such Note is registered at the close of business on December 15 or June 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with this Indenture.

                The 2004 Notes will mature on July 1, 2004 and the 2007 Notes will mature on July 1, 2007.

                The Initial 2004 Notes issued in global form shall be substantially in the form of Annex A hereto (including the Global Note legend affixed thereon) and Initial 2004 Notes issued in definitive form shall be substantially in the form of Annex A hereto (but without the Global Note legend attached thereto). The Initial 2007 Notes issued in global form shall be substantially in the form of Annex B hereto (including the Global Note legend affixed thereon) and Initial 2007 Notes issued in definitive form shall be substantially in the form of Annex B hereto (but without the Global Note legend attached thereto).

                The Exchange Notes issued in exchange for Initial 2004 Notes that are issued in global form shall be substantially in the form of Annex C hereto (including the Global Note legend affixed thereon) and Exchange Notes issued in exchange for Initial 2004 Notes that are issued in definitive form shall be substantially in the form of Annex C hereto (but without the Global Note legend attached thereto). The Exchange Notes that are issued in exchange for Initial 2007 Notes that are issued in global form shall be substantially in the form of Annex D hereto (including the Global Note legend affixed thereon) and Exchange Notes that are issued in exchange for Initial 2007 Notes that are issued in definitive form shall be substantially in the form of Annex D hereto (but without the Global Note legend attached thereto). Any Exchange Note that is a Private Exchange Note will include the Restricted Securities Legend affixed thereon.

                SECTION 302. Denominations. The Notes of each series shall be issuable in denominations of $1,000 and integral multiples thereof.

                SECTION 303. Execution, Authentication, Delivery and Dating. The Notes shall be executed by the Company's Chairman of the Board, Chief Financial Officer, President, Secretary or one of its Executive Vice Presidents and by the general partner of the Guarantor. The signature of any of these officers or general partner on the Notes may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Notes. Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or general partner of the Guarantor shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver the Notes, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes.

                In authenticating such Notes, and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive (other than in the case of the Initial Notes), and (subject to TIA Section 315(a) through 315(d)) shall be fully protected in relying upon,

                (i) an Opinion of Counsel stating that

                        (a) the form or forms of such Notes have been established in conformity with the provisions of this Indenture;

                        (b) the terms of such Notes have been established in conformity with the provisions of this Indenture; and

                        (c) such Notes when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles; and

                (ii) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Notes have been complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to any of the Notes has occurred and is continuing.

                If such form or terms have been so established, the Trustee shall not be required to authenticate such Notes if the issue of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                Each Registered Note shall be dated the date of its authentication.

                No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                SECTION 304. Temporary Notes. Pending the preparation of Definitive Notes, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes. Such temporary Notes may be in global form.

                Except in the case of temporary Notes in global form (which shall be exchanged in accordance with or pursuant to a Board Resolution), if temporary Notes of any series are issued, the Company will cause Definitive Notes of that series to be prepared without unreasonable delay. After the preparation of Definitive Notes of such series, the temporary Notes of such series shall be exchangeable for Definitive Notes of such series upon surrender of the temporary Notes of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of the same series and authorized denominations. Until so exchanged, the temporary Notes of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes of such series.

                SECTION 305. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Notes (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Notes and of transfers of Registered Notes. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for the purpose of registering Registered Notes and transfers of Registered Notes on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

                Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Note of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions. Subject to the provisions of this
Section 305, at the option of the Holder, Registered Notes of any series may be exchanged for other Registered Notes of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Notes to be exchanged at any such office or agency. Whenever any such Registered Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Notes which the Holder making the exchange is entitled to receive.

                (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by DTC to a nominee of DTC, by a nominee of DTC to another nominee of DTC, or by DTC or any such nominee to a successor of DTC or a nominee of such successor depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from DTC that it is unwilling or unable to continue to act as depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor depositary is not appointed by the Company within 90 days after the date of such notice from the depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee. Upon the occurrence of either of the preceding events in (i) or
(ii) above, Definitive Notes shall be issued in such names as the DTC shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided herein. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Article Three, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided herein.

                (b) Transfer and Exchange of Beneficial Interests in Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through DTC, in accordance with the provisions of this Indenture and the Applicable Procedures. For the purposes of Subparagraphs
(b)-(d) of this Section 305, neither the Company nor the Trustee (nor any registrar or paying agent) will have any responsibility for the performance by DTC or their Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations. DTC has advised the Company that it will take any action permitted to be taken by a holder of Notes only at the direction of one or more Participants whose accounts are credited with DTC interests in a Global Note. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the 144A Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs as applicable:

                (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Restricted Securities Legend. Beneficial interests in any Unrestricted Global Note may be transferred only to persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in 3.05(b)(i).

                (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests (other than a transfer of a beneficial interest in a Global Note to a person who takes delivery thereof in the form of a beneficial interest in the same Global Note), the transferor of such beneficial interest must deliver to DTC either (A) (1) a written order from a participant or an indirect participant given to DTC in accordance with the Applicable Procedures directing DTC to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the participant account to be credited with such increase or (B) (1) a written order from a participant or an indirect participant given to DTC directing DTC to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by DTC to the Registrar containing information regarding the person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in
        (1) above. Upon an Exchange Offer by the Company in accordance with
        Section 3.05(f) hereof, the requirements of this clause (ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in a Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture, the Notes and otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note pursuant to Section 3.05(h) hereof.

                (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in the 144A Global Note if the transfer complies with the requirements of clause (ii) above and DTC receives, if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, from the transferor a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof.

                (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
        Note if the exchange or transfer complies with the requirements of clause (ii) above and:

                        (A) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to a Shelf
                Registration in accordance with the Registration Rights
                Agreement;

                        (C) any such transfer is effected by a Participating
                Broker-Dealer pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) DTC receives the following:

                                (1) if the Holder of such beneficial interest in
                a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an

                Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item
                (1)(a) thereof;

                                (2) if the Holder of such beneficial interest in
                a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (3) thereof; and

                                (3) in each such case set forth in this
                subparagraph (D), an Opinion of Counsel in form reasonably acceptable to DTC to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act.

                        If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 303 of this Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                        Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                (i) If any Holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon receipt by DTC of the following documentation:

                        (A) if the Holder of such beneficial interest in a
                Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including, subject to Section 3.05(c)(ii) below, the certifications in item (2)(a) thereof;

                        (B) if such beneficial interest is being transferred to
                a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

                        (C) if such beneficial interest is being transferred
                pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2)(a) thereof;

                        (D) if such beneficial interest is being transferred to
                an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (C) above, a certificate to the effect set forth in Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                        (E) if such beneficial interest is being transferred to
                the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2)(b) thereof; or

                        (F) if such beneficial interest is being transferred
                pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2)(c) thereof,

        the Company shall cause by issuance of a Company Order to the Trustee the aggregate principal amount of the applicable Global Note to be reduced accordingly as provided herein, and the Company shall execute and the Trustee upon receipt of such Company Order shall authenticate and deliver to the person designated in the instructions a Definitive
        Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.05(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct DTC and the participant or indirect participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3.05(c)(i) shall bear the Restricted Securities Legend and shall be subject to all restrictions on transfer contained therein.

                (ii) Notwithstanding Section 3.05(c)(i), a Holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                        (A) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf
                Registration in accordance with the Registration Rights
                Agreement;

                        (C) any such transfer is effected by a participating
                Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) DTC receives the following:

                                (1) if the Holder of such beneficial interest in
                a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Restricted Securities Legend, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(b) thereof;

                                (2) if the Holder of such beneficial interest in
                a Restricted Global Note proposes to transfer such beneficial interest to a person who shall take delivery thereof in the form of a Definitive Note that does not bear the Restricted Securities Legend, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (3) thereof; and

                                (3) in each such case set forth in this
                subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act.

                (iii) If any Holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 3.05(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to this Indenture, and the Company shall execute and the Trustee shall upon receipt of a Company Order authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 3.05(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct DTC and the participant or indirect participant. The Trustee shall deliver such Definitive Notes to the persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 305(c)(iii) shall not bear the Restricted Securities Legend. A beneficial interest in an Unrestricted Global Note cannot be exchanged for a Definitive Note bearing the Restricted Securities Legend or transferred to a Person who takes delivery thereof in the form of a Definitive Note bearing the Restricted Securities Legend.

                (d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

                (i) If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Definitive Notes to a person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by DTC of the following documentation:

                        (A) if the Holder of such Restricted Definitive Note
                proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item
                (2)(b) thereof;

                        (B) if such Definitive Note is being transferred to a
                QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

                        (C) if such Definitive Note is being transferred
                pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2)(a) thereof;

                        (D) if such Definitive Note is being transferred to an
                Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (C) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable;

                        (E) if such Definitive Note is being transferred to the
                Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2)(b) thereof; or

                        (F) if such Definitive Note is being transferred
                pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2)(c) thereof,

        the Trustee shall cancel the Definitive Note, increase or cause to be increased the aggregate principal amount of, the appropriate restricted Global Note.

                (ii) A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                        (A) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a person participating in the distribution of the Exchange Notes or (3) a person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf
                Registration in accordance with the Registration Rights
                Agreement;

                        (C) any such transfer is effected by a Participating
                Broker-Dealer pursuant to an Exchange Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) DTC receives the following:

                                (1) if the Holder of such Definitive Notes
                proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item
                (1)(c) thereof;

                                (2) if the Holder of such Definitive Notes
                proposes to transfer such Definitive Notes to a person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (3) thereof; and

                                (3) in each such case set forth in this
                subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and such Definitive Notes are being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

        Upon satisfaction of the conditions of any of the subparagraphs in this
        Section 3.05(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                (iii) A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with
Section 3.03 of this Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraphs
(ii)(B), (ii)(D) or (iii) above.

                (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 3.05(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, pursuant to the provisions of this Section 3.05(e).

                (i) Restricted Definitive Notes may be transferred to and registered in the name of Persons who take delivery thereof if the Registrar receives the following:

                        (A) if the transfer will be made pursuant to Rule 144A
                under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof;

                        (B) if the transfer will be made pursuant to any other
                exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable.

                (ii) Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                        (A) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf
                Registration in accordance with the Registration Rights
                Agreement;

                        (C) any such transfer is effected by a Participating
                Broker-Dealer (as defined in the Registration Rights Agreement) pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) the Registrar receives the following:

                                (1) if the Holder of such Restricted Definitive
                Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such

                Holder in the form of Exhibit B hereto, including the certifications in item (1)(d) thereof;

                                (2) if the Holder of such Restricted Definitive
                Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (3) thereof; and

                                (3) in each such case set forth in this
                subparagraph (D), an Opinion of Counsel in form acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and such Restricted Definitive Note is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

                (iii) A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof. Unrestricted Definitive Notes cannot be exchanged for or transferred to Persons who take delivery thereof in the form of a Restricted Definitive Note.

                (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 of this Indenture, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letter of Transmittal that they are not
(x) broker-dealers, (y) participating in the distribution of the Exchange Notes or (z) affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrent with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

                (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                (i) Restricted Securities Legend.

                        (A) Except as permitted by subparagraph (B) below, each
                Restricted Global Note and each Restricted Definitive Note (and all Notes issued in exchange therefor or substitution thereof) and each Private Exchange Note shall bear the legend in substantially the following form:

                   "THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO CARRAMERICA REALTY CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE) OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH SECURITY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT THE COMPANY, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE

        PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT."

                        (B) Notwithstanding the foregoing, any Global Note or
                Definitive Note issued pursuant to subparagraphs (b)(iv),
                (c)(ii)-(iii), (d)(ii)-(iii), (e)(ii)-(iii) or (f) of this
                Section 305 (and all Notes issued in exchange therefor or substitution thereof other than Private Exchange Notes) or, in the case of any Private Exchange Notes, pursuant to subparagraph
                (b)(iv)(B) to this Section 305 shall not bear the Restricted Securities Legend.

                (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                        "UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE."

                (h) General Provisions Regarding Transfer and Exchange

                All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. Upon consummation of an Exchange Offer, (i) all Outstanding Initial 2004 Notes and any Exchange Notes or or Private Exchange Notes issued in exchange therefor shall, together, be considered one series of Notes and (ii) all Outstanding Initial 2007 Notes and any Exchange Notes or Private Exchange Notes issued in exchange therefor shall, together, be considered one series of Notes.

                Every Registered Note presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

                The Company, the Trustee or the Security Registrar, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Note if such Note may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Notes to be redeemed under Section 1103 and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Registered Note so selected for redemption in whole or in part, except, in the case of any Registered Note to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Note which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Note not to be so repaid.

                SECTION 306. Mutilated, Destroyed, Lost and Stolen Notes. If any mutilated Note is surrendered to the Trustee or the Company, together with, in appropriate cases, such security or indemnity as may be required by the Company or the Trustee to hold each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

                If there shall be delivered to the Company and to the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon the Company's request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note a new Note of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

                Notwithstanding the provisions of the immediately preceding two paragraphs, in case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note pay such.

                Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee) connected therewith.

                Every new Note of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of that series duly issued hereunder.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                SECTION 307. Payment of Interest; Interest Rights Preserved. Interest on any Registered Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Note may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register.

                Every permanent Global Note will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, for the purpose of permitting DTC to credit the interest received by it in respect of such permanent Global Note to the accounts of the beneficial owners thereof.

                Any interest on any Registered Note of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company at its election in each case, as provided in clause (1) or (2) below:

                (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Notes of such series (or their respective Predecessor Notes) are registered at the close of business on a special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Note of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Notes of such series at his address as it appears in the Note Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Notes of such series (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                (2) The Company may make payment of any Defaulted Interest on the Registered Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                Subject to the foregoing provisions of this Section and Section 305, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                SECTION 308. Persons Deemed Owners. Prior to due presentment of a Registered Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium or Make-Whole Amount, if any) and (subject to Sections 305 and 307) interest on, such Registered Note and for all other purposes whatsoever, whether or not such Registered Note be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Note in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                Notwithstanding the foregoing, with respect to any Global Note, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Note or impair, as between such depositary and owners of beneficial interests in such Global Note, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Note.

                SECTION 309. Cancellation. All Notes surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Notes surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Notes held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Company, unless, by the Company Order, the Company directs the return of such cancelled Notes to the Company.

                SECTION 310. Computation of Interest. Interest on the Notes of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


                                    ARTICLE 4

                           SATISFACTION AND DISCHARGE

                SECTION 401. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to any series of Notes specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Notes of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1012), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when,

                (1) either

                        (A) all Notes of such series theretofore authenticated and delivered other than (i) Notes of such series that have been destroyed, lost or stolen and replaced or paid as provided in Section 306, and (ii) Notes of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                        (B) all Notes of such series not theretofore delivered to the Trustee for cancellation

                                (i) have become due and payable, or

                                (ii) will become due and payable at their Stated
Maturity within one year, or

                                (iii) are to be called for redemption at the
option of the Company within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Company, and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of money, sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and premium or Make-Whole Amount, if any and interest, to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under Section 606, the obligations of the Company to any Authenticating Agent under Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                SECTION 402. Application of Trust Funds. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and premium or Make-Whole Amount, if any, and any interest and Additional Amounts for whose payment such money has deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                    ARTICLE 5

                                    REMEDIES

                SECTION 501. Events of Default. "Event of Default," wherever used herein with respect to either series of Notes, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1) default in the payment of any interest upon or Additional Amounts payable in respect of any Note of that series when such interest or Additional Amount becomes due and payable, and continuance of such default for a period of 30 days; or

                (2) default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Note of that series when it becomes due and payable at its Maturity, upon redemption, upon declaration or otherwise; or

                (3) (i) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture with respect to any Note of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), or (ii) the failure of any Subsidiary to comply with the provisions in
Section 1004, and, in each case, continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the Company, by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (4) default under any bond, debenture, note, or other evidence of indebtedness for money borrowed by the Company or any of its Subsidiaries (including obligations under leases required to be capitalized on the balance sheet of the lessee under GAAP), representing Recourse Indebtedness or indebtedness guaranteed by such party in an aggregate principal amount in excess of $5,000,000, or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (including the leases) in an aggregate principal amount in excess of $5,000,000, whether the indebtedness now exists or shall hereafter be created, which default shall have resulted in the indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or the obligations being accelerated, without the acceleration having been rescinded or annulled;

                (5) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                        (A) commences a voluntary case,

                        (B) consents to the entry of an order for relief against
                            it in an involuntary case,

                        (C) consents to the appointment of a Custodian of it or
                            for all or substantially all of its property, or

                        (D) makes a general assignment for the benefit of its
                            creditors; or

                (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                        (A) is for relief against the Company or any
                            Significant Subsidiary in an involuntary case,

                        (B) appoints a Custodian of the Company or any
                            Significant Subsidiary or for all or
                            substantially all of either of its property, or

                        (C) orders the liquidation of the Company or any
                            Significant Subsidiary,

and the order or decree remains unstayed and in effect for 90 days; or

                (7) except as permitted under this Indenture, the Guaranty is held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Guarantor shall deny or disaffirm, in any pleading, its obligations under the Guaranty.

                As used in this Section 501, the term "Bankruptcy Law" means Title 11 U.S. Code or any similar Federal or State law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

                SECTION 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes of that series may declare the principal of, and the Make-Whole Amount, if any, on, all the Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and Make-Whole Amount or specified portion thereof shall become immediately due and payable. If an Event of Default with respect to the Notes of any series set forth in Section 501(5) or (6) of this Indenture occurs and is continuing, then in every such case all the Notes of that series shall become immediately due and payable, without notice to the Company, at the principal amount thereof plus accrued interest to the date the Notes of that series are paid plus any Make-Whole Amount, due on the Notes of that series.

                At any time after such a declaration of acceleration with respect to Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the

Outstanding Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                        (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Notes of that series.

                        (B) the principal of (and premium or Make-Whole Amount, if any, on) any Outstanding Notes of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes,

                        (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Notes, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                (2) all Events of Default with respect to Notes of that series, other than the nonpayment of the principal of (or premium or Make-Whole Amount, if any) or interest on Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

                No such rescission shall affect any subsequent default or impair any right consequent thereon.

                SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

                (1) default is made in the payment of any installment of interest or Additional Amounts, if any, on any Note of any series when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

                (2) default is made in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Note of any series at its Maturity, upon redemption, upon declaration or otherwise.

                then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes of such series, the whole amount then due and payable on such Notes for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amount with interest upon any overdue principal (and premium or Make-Whole Amount, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, or any other obligor upon such Notes of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes of such series, wherever situated.

                If an Event of Default with respect to Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                SECTION 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium or Make-Whole Amount, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes of such series, of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

                and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Notes of such series to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

                Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Note in any such proceeding.

                SECTION 505. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

                SECTION 506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium or Make-Whole Amount, if any) or interest and any Additional Amounts, upon presentation of the Notes, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

                SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium or Make-Whole Amount, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Notes for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, respectively; and

                THIRD: To the payment of the remainder, if any, to the Company.

                SECTION 507. Limitation on Suits. No Holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of that series;

                (2) the Holders of not less than 25% in principal amount of the Outstanding Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

                SECTION 508. Unconditional Right of Holders to Receive Principal, Premium or Make-Whole Amount, if any, Interest and Additional Amount. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of (and premium or Make-Whole Amount, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of such Note on the respective due dates expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder of a Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders of Notes shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                SECTION 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Notes, as the case may be.

                SECTION 512. Control by Holders of Notes. The Holders of not less than a majority in principal amount of the Outstanding Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such series, provided that

                (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Notes of such series not joining therein.

                SECTION 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Notes of any series may on behalf of the Holders of all the Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

                (1) in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or Additional Amounts payable in respect of any Note of such series, or

                (2) in respect of a covenant or provision hereof which under
Article 10 cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series affected.

                Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture the Company, Guarantor, Trustee and Holders shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                SECTION 514. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                SECTION 515. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date). The Company agrees to pay or reimburse the Trustee for paying all reasonable costs and expenses (including reasonable counsels' fees) of the Trustee in connection with (a) any default and any enforcement or collection proceedings resulting therefrom and (b) the enforcement of this Section 515.


                                    ARTICLE 6

                                   THE TRUSTEE

                SECTION 601. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Notes of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or any Additional Amounts with respect to any Note of such series, the Trustee shall be protected in withholding such notice if and so long as a committee of trust officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Notes of such series; and provided further that in the case of any default or breach of the character specified in Section 501(3) with respect to the Notes of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes of such series.

                SECTION 602. Acceptance of Trusts; Certain Rights and Duties of Trustee. Subject to the provisions of TIA Section 315(a) through 315(d):

                (1) except during the continuance of an Event of Default, the Trustee shall perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee;

                (2) in case a default or an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge or of which written notice of such default or

Event of Default shall have been given to the Trustee by the Company, any other obligor of the Notes or by any Holder, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs;

                (3) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (4) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Note to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (5) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney;

                (8) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to he Trustee and conforming to the requirement of this Indenture;

                (9) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                (10) no provision of this Indenture shall be construed to relieve the Trustee from liaibility for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                (a) this pagraph (10) shall not be construed to limit the effect of paragraph (1) of this Section;

                (b) the Trustee shall not be liable for any errors of judgment or any acts, omissions, mistakes of fact or law taken or omitted in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent;

                (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Notes of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                (11) Whether nor not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                The permissive right of the Trustee to do the things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

                Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                SECTION 603. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Trustee's certificate of authentication shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity, legality or sufficiency of this Indenture or of the Notes or of any contracts referred to herein to which the Company or the Guarantor is a party, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

                SECTION 604. May Hold Notes. The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

                SECTION 605. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                SECTION 606. Compensation and Reimbursement. The Company and the Guarantor agree:

                (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Holders of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium or Make-Whole Amount, if any) or interest on particular Notes.

                Notwithstanding any provision in this Indenture, the Trustee's right to immunities and protection from liability hereunder and its rights to payment of its fees, expenses and indemnities shall survive its resignation or removal and the final payment or defeasance of the Notes and the termination of the Indenture and all indemnification and releases from liability granted herein shall extend to its directors, officers, employees and agents.

                The provisions of this Section shall survive the termination of this Indenture.

                SECTION 607. Corporate Trustee Required; Eligibility; Conflicting Interests. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                SECTION 608. Resignation and Removal; Appointment of Successor.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

                (b) The Trustee may resign at any time with respect to the Notes of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                (c) The Trustee may be removed at any time with respect to the Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Trustee and the Company.

                (d) If at any time:

                        (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months, or

                        (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months, or

                        (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Notes, or
(ii) subject to TIA Section 315(e), any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

                (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Notes of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Notes of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance or such appointment, become the successor Trustee with respect to the Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes of any series shall have been so appointed by the Company or the Holders of Notes and accepted appointment in the manner hereinafter provided, any Holder of a Note who has been a bona fide Holder of a Note of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Notes of such series.

                (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes of any series and each appointment of a successor Trustee with respect to the Notes of any series in the manner provided for notices to the Holders of Notes in Section 106. Each notice shall include the name of the successor Trustee with respect to the Notes of such series and the address of its Corporate Trust Office.

                SECTION 609. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in
Section 606.

                (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all of the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor Trustee relates.

                (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                SECTION 610. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case any Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

                SECTION 611. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Notes which shall be authorized to act on behalf of the Trustee to authenticate

Notes of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, except upon original issuance or in replacement of mutilated, lost, stolen or destroyed Notes, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Except on original issuance or in replacement of mutilated, lost, stolen or destroyed Notes, wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to applicable law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

                An Authenticating Agent for any series of Notes may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Notes may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Notes of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section
106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

                If an appointment with respect to one or more series is made pursuant to this Section, the Notes of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY, as Trustee,


                                       By: _______________________________
                                              as Authenticating Agent



                                       By: _______________________________
                                              as Authorized Signatory



                                    ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                SECTION 701. Disclosure of Names and Addresses of Holders. Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Notes in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                SECTION 702. Reports by Trustee. Within 60 days after June 30 of each year commencing with the first June 30 after the first issuance of Notes pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Notes as provided in TIA Section 313(c) a brief report dated as of such June 30 if required by TIA Section 313(a).

                SECTION 703. Reports by Company. The Company will:

                (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (3) transmit by mail to the Holders of Notes, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                SECTION 704. The Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

                (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Notes, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Notes of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Notes, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

                (b) at such other times as the Trustee may request in Writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

                                    ARTICLE 8

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

                SECTION 801. Consolidations and Mergers of the Company and Sales, Leases and Conveyances Permitted Subject to Certain Conditions. The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other entity, provided that in any such case, (1) either the Company shall be the continuing entity, or (2) the successor entity shall be an entity organized and existing under the laws of the United States or a State thereof and such successor entity shall expressly assume the due and punctual payment of the principal of (and premium or Make-Whole Amount, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 1012) on all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, by supplemental indenture, complying with Article Nine hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such entity and immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result thereof as having been incurred by the Company or such Subsidiary at the time or such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

                SECTION 802. Rights and Duties of Successor Entity. In case of any consolidation, merger, sale, lease or conveyance permitted under Section 801 and upon any assumption by the successor entity, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Notes. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

                In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

                SECTION 803. Officers' Certificate and Opinion of Counsel. Any consolidation, merger, sale, lease or conveyance permitted under Section 1205 is also subject to the condition that the Trustee receive from the Company with respect to Section 801 or from the Guarantor with respect to Section 1205 an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

                SECTION 901. Supplemental Indentures without Consent of Holders. Without the consent of any Holders of Notes, the Company and the Guarantor, when authorized by or pursuant to a Board Resolution and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor, respectively, herein and in the Notes contained; or

                (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Notes (and if such covenants are to be for the benefit of less than all series of Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Notes (and if such Events of Default are to be for the benefit of less than all series of Notes, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Notes to which such additional Events of Default apply to waive such default; or

                (4) to add to or change any of the provisions of this Indenture to permit or facilitate the issuance of Notes in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Notes of any series in any material respect; or

                (5) to change or eliminate any of the provisions or this Indenture, provided that any such change or elimination shall become effective only when there is no Note Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                (6) to secure the Notes; or

                (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such provisions shall not adversely affect the interests of the Holders of Notes of any series in any material respect; or

                (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Notes pursuant to Sections 401, 1402 and 1403; provided that any such action shall not adversely affect the interests of the Holders of Notes of such series or any other series of Notes in any material respect.

                SECTION 902. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of all Outstanding Notes of such series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, and the Guarantor when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note of such series affected thereby:

                (1) change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on), or any installment of principal of or interest on or any Additional Amounts payable in respect thereof, any Note; or reduce the principal amount thereof or the rate or amount of interest thereon, or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1012 (except as contemplated by Section 801(1) or 1205 and permitted by Section 901(1)), or adversely affect any right of repayment at the option of the Holder of any Note, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

                (2) reduce the percentage in principal amount of the Outstanding Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

                (3) make any change in any material provision of Article 12 that adversely affects the interests of any Holder of the Notes, or

                (4) modify any of the provisions of this Section, Section 513 or
Section 1013, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

                It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series.

                SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                SECTION 904. Effect of Supplemental Indentures. Upon the execution and delivery of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                SECTION 905. Conformity with TIA. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

                SECTION 906. Reference in Notes to Supplemental Indentures. Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Notes of such series.

                                   ARTICLE 10

                                    COVENANTS

                SECTION 1001. Payment of Principal, Premium (if any), Make-Whole Amount (if any), Interest and Additional Amounts (if any). The Company covenants and agrees for the benefit of the Holders of each series of Notes that it will duly and punctually pay the principal of (and premium or Make-Whole Amount, if any) and interest on and any Additional Amounts payable in respect of the Notes of that series in accordance with the terms of such series of Notes and this Indenture. Payment of the principal of and interest on the Notes will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                SECTION 1002. Maintenance of Office or Agency. The Company shall maintain in each Place of Payment for any series of Notes an office or agency where Notes of that series may be presented or surrendered for payment, where Notes of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes of that series and this Indenture may be served.

                The Company may from time to time designate one or more other offices or agencies where the Notes of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Notes of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as a Place of Payment where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange or where notices and demands to and upon the Company in respect of the Notes and this Indenture, the office or agency of the Company in the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

                SECTION 1003. Money for Notes Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of the Notes the Company will, on or before each due date of the principal of and premium or Make-Whole Amount, if any, or interest on or Additional Amounts in respect of, any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of the Company's action or failure so to act.

                Whenever the Company shall have one or more Paying Agents for any series of Notes it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any Notes of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                (1) hold all sums held by it for the payment of principal of (and premium or Make-Whole Amount, if any) or interest on the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any such payment of principal (or premium or Make-Whole Amount, if any) or interest; and

                (3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                Except as otherwise provided in the Notes, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium or Make-Whole Amount, if any) or interest on or Additional Amounts in respect of, any Note of any series and remaining unclaimed for two years after such principal (or premium or Make-Whole Amount, if any) or interest or Additional Amounts has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts in respect of, on any Note, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                SECTION 1004. Limitations on Incurrence of Indebtedness. Neither the Company nor any Subsidiary will incur any Indebtedness if, immediately after giving effect to the incurrence of that additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if the filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of the additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired and the amount of any securities offering proceeds received (to the extent that the proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Company or any Subsidiary since the end of the calendar quarter, including those proceeds obtained in connection with the incurrence of the additional Indebtedness.

                In addition to the foregoing limitation on the incurrence of Indebtedness, neither the Company nor any Subsidiary will incur any Indebtedness secured by any Encumbrance upon any of the property of the Company or any Subsidiary if, immediately after giving effect to the incurrence of the additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Company and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Company or any Subsidiary is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if the filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of the additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired and the amount of any securities offering proceeds received (to the extent that the proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Company or any Subsidiary since the end of the calendar quarter, including those proceeds obtained in connection with the incurrence of the additional Indebtedness.

                The Company and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Company and its Subsidiaries on a consolidated basis.

                In addition to the foregoing limitations on the incurrence of Indebtedness, neither the Company nor any Subsidiary will incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which the additional Indebtedness is to be incurred shall have been less than 1.5:1 on a pro forma basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) the Indebtedness and any other Indebtedness incurred by the Company and its Subsidiaries since the first day of the four-quarter period and the application of the proceeds therefrom, including to finance other Indebtedness, had occurred at the beginning of the period, (ii) the repayment or retirement of any other Indebtedness by the Company and its Subsidiaries since the first day of the four-quarter period had been repaid or retired at the beginning of that period

(except that, in making the computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of the Indebtedness during that period), (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of the four-quarter period, the related acquisition had occurred as of the first day of the period with the appropriate adjustments with respect to the acquisition being included in the pro forma calculation, and (iv) in the case of any acquisition or disposition by the Company or its Subsidiaries of any asset or group of assets since the first day of the four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, the acquisition or disposition and any related repayment of Indebtedness had occurred as of the first day of the period with the appropriate adjustments with respect to the acquisition or disposition being included in the pro forma calculation.

                SECTION 1005. [Omitted].

                SECTION 1006. Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                SECTION 1007. Maintenance of Properties. The Company will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Subsidiary from selling or otherwise disposing for value its properties in the ordinary course of its business.

                SECTION 1008. Insurance. The Company will, and will cause each of its Subsidiaries to, keep all of its insurable properties insured against loss or damage at least equal to their then full insurable value with financially sound and reputable insurers.

                SECTION 1009. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                SECTION 1010. Provision of Financial Information. Whether or not the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the "Financial Statements") if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company and the Guarantor will, for so long as any of the Initial Notes are outstanding, furnish to Holders of the Initial Notes and to security analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act.

                The Company will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders copies of the annual reports and quarterly reports which the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Company were subject to such Sections, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Company were subject to such Sections and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

                SECTION 1011. Statement as to Compliance. The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 1011, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                SECTION 1012. Additional Amounts. If any Notes of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Note of such series such Additional Amounts as may be specified in this Indenture. Whenever in this Indenture there is mentioned, in any context except in the case of Section 502(1), the payment of interest on, or in respect of, any Note of any series, any such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to this Indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                If the Notes of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Notes (or if the Notes of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying

Agent or Paying Agents whether such payment of principal of and any premium or interest on the Notes of that series shall be made to Holders of Notes of that series who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Notes of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Notes of that series and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Notes. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Notes of a series until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Notes of a series without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any them or in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Company's not furnishing such an Officers' Certificate.

                SECTION 1013. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1010, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Notes of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                   ARTICLE 11

                               REDEMPTION OF NOTES

                SECTION 1101. Applicability of Article. The Notes may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"). The Notes shall be redeemable in accordance with their terms and in accordance with this Article.

                SECTION 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Notes shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Notes of any series, the Company shall, at least 45 days prior to the giving of the notice of redemption required by Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes of such series to be redeemed. In the case of any redemption of Notes prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                SECTION 1103. Selection by Trustee of Notes to Be Redeemed. If less than all of the Notes of any series are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Notes of that series or any integral multiple thereof) of the principal amount of Notes of such series of a denomination larger than the minimum authorized denomination for Notes of that series.

                The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

                For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

                SECTION 1104. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Notes to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Note designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Note or portion thereof.

                Any notice that is mailed to the Holders of Registered Notes in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

                All notices of redemption shall state:

                (1) the Redemption Date,

                (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any,

                (3) if less than all Outstanding Notes of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Note or Notes to be redeemed,

                (4) in case any Note is to be redeemed in part only, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the holder will receive, without a charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed,

                (5) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Note, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

                (6) the Place or Places of Payment where such Notes maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

                (7) that the redemption is for a sinking fund, if such is that case,

                (8) the CUSIP number of such Note, and

                (9) that such securities will cease to accrue interest after the Redemption Date.

                Notice of redemption of Notes to be redeemed shall be given by the Company or, at the Company's request, may be given by the Trustee in the name and at the expense of the Company.

                SECTION 1105. Deposit of Redemption Price. At least one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all of the Notes or portions thereof which are to be redeemed on that date.

                SECTION 1106. Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Registered Notes whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                Subject to Section 1113, if any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium or Make-Whole Amount, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

                SECTION 1107. Notes Redeemed in Part. Any Registered Note which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the

Holder thereof or his or her attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge a new Note or Notes of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.


                                   ARTICLE 12

                                    GUARANTY

                SECTION 1201. Guaranty. The Guarantor, as primary obligor and not merely as surety, hereby irrevocably and unconditionally guarantees to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, of all obligations of the Company now or hereafter existing under this Indenture whether for principal of or interest on the Notes, (and premium and Make-Whole Amount if any) and all other monetary obligations of the Company under this Indenture and the Notes in respect of the Notes and (b) the full and punctual performance within the applicable grace periods of all other obligations of the Company under this Indenture and the Notes (all such obligations guaranteed hereby by the Guarantor being the "Guaranteed Obligations"). The guaranty of the Guarantor under this Article 12 is herein referred to as this "Guaranty".

                The Guarantor agrees to pay any and all fees and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under this Article 12 with respect to the Guarantor.

                Without limiting the generality of the foregoing, this Guaranty guarantees, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by the Company under this Indenture or the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

                SECTION 1202. Guaranty Absolute. This Guaranty is irrevocable, absolute and unconditional. The Guarantor guarantees that the Guaranteed Obligations will be performed strictly in accordance with the terms of this Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee or the Holders with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other guarantor or whether the Company or any other guarantor is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                (a) any lack of validity or enforceability of this Indenture or the Notes with respect to the Company or any agreement or instrument relating thereto;

                (b) any change in the time, manner or place of payment of, or in any other term of any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Indenture;

                (c) the failure to give notice to the Guarantor of the occurrence of a default under the provisions of this Indenture or the Notes;

                (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                (e) any failure, omission, delay by or inability on the part of the Trustee or the Holders to assert or exercise any right, power or remedy conferred on the Trustee or the Holders in this Indenture or the Notes;

                (f) any change in the corporate or other structure, or termination, dissolution, consolidation or merger of the Company or the Guarantor with or into any other entity, the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of the Company or the Guarantor, the marshaling of the assets and liabilities of the Company or the Guarantor, the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors, or readjustments of, or other similar proceedings affecting the Company or the Guarantor, or any of the assets of any of them;

                (g) the assignment of any right, title or interest of the Trustee or any Holder in this Indenture or the Notes to any other Person; or

                (h) any other event or circumstance (including any statute of limitations), whether foreseen or unforeseen and whether similar or dissimilar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor, other than performance in full of the Guaranteed Obligations for the payment of money; it being the intent of the Guarantor that its obligations hereunder shall not be discharged except by payment of all amounts owing pursuant to this Indenture or the Notes.

                This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance with respect to any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Trustee, any Holder or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment or performance had not been made or occurred. The obligations of the Guarantor under this Guaranty shall not be subject to reduction, termination or other impairment by any set-off, recoupment, counterclaim or defense or for any other reason.

                SECTION 1203. Waivers. The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

                (a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty;

                (b) any requirement that the Trustee, any Holder or any other Person protect, secure, perfect or insure any Encumbrance or any property subject thereto or exhaust any right or take any action against the Company or any other Person, or obtain any relief pursuant to this Indenture or pursue any other available remedy;

                (c) all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Indenture or the Notes;

                (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Trustee or any Holder which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights or other rights to proceed against the Company or any other Person; and

                (e) any duty on the part of the Trustee or any Holder to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of the Company and its assets now known or hereafter known by the Trustee or such Holder.

                SECTION 1204. Waiver of Subrogation and Contribution. Until this Indenture has been discharged, the Guarantor hereby irrevocably waives any claim or other right which it may now or hereafter acquire against the Company or any guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Trustee or any Holder against the Company or any guarantor which the Trustee or any Holder now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Trustee, and the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waivers set forth in this Section 1204 are knowingly made in contemplation of such benefits.

                The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between itself, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 hereof for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guaranty.

                SECTION 1205. Certain Agreements. The Guarantor covenants and agrees that, as a condition to the acceptability of this Guaranty to the Trustee and the Holders, the Guarantor will:

                (a) comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include paying when due all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith; and

                (b) preserve and maintain its existence, rights (contractual and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve any right or franchise if the general partner of the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and the loss thereof is not disadvantageous in any material respect to the Guarantor or the Holders.

                (c) not consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person whether or not affiliated with such Guarantor unless:

                (i) the Person formed by or surviving any such consolidation or merger (if other than a Guarantor or the Company) unconditionally assumes all the obligations of the Guarantor, pursuant to a supplemental indenture in form and substance satisfactory to the Trustee, under the Notes, the Indenture and the Guaranty on the terms set forth herein or therein; and

                (ii) immediately after giving effect to such transaction, no default or Event of Default exists.

                In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guaranty endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. The Guaranty shall in all respects have the same legal rank and benefit under this Indenture theretofore and thereafter issued in accordance with the terms of this Indenture as though such Guaranty had been issued at the date of the execution hereof.

                Except as set forth in Articles 8 and 10 hereof, and notwithstanding clauses (a) and (b) above, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Guarantor with or into the Company or shall prevent any sale or conveyance of the property of the Guarantor as an entirety or substantially as an entirety to the Company.

                SECTION 1206. No Waiver; Cumulative Remedies. No failure on the part of the Trustee or any Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The Trustee and the Holders shall have all of the rights and remedies granted in this Indenture and available at law or in equity, and these same rights and remedies may be pursued separately, successively or concurrently against the Company or the Guarantor.

                SECTION 1207. Continuing Guaranty. The Guaranty is a continuing guaranty and, except as otherwise provided herein, shall (a) remain in full force and effect until the satisfaction of the Guaranteed Obligations, (b) be binding upon the Guarantor and (c) enure to the benefit of and be enforceable by the Trustee, the Holders and their successors, transferees and assigns.

                SECTION 1208. Severability. Any provisions of this Article 12 which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                SECTION 1209. Limitation on Guarantor Liability. The Guarantor, and by its acceptance hereof, each Holder, hereby confirms that it is the intention of all such parties that the guaranty by such Guarantor pursuant to its Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of such Guarantor under this Article 12 shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this
Article 12, if any, result in the obligations of the Guarantor under the Guaranty not constituting a fraudulent transfer or conveyance.


                                   ARTICLE 13

                                    [OMITTED]


                                   ARTICLE 14

                       DEFEASANCE AND COVENANT DEFEASANCE

                SECTION 1401. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance. The provisions of this Article shall be applicable to the Notes, and the Company may at its option by Board Resolution, at any time, with respect to the Notes, elect to have Section 1402 or Section 1403 applied to such Outstanding Notes upon compliance with the conditions set forth below in this Article.

                SECTION 1402. Defeasance and Discharge. Upon the Company's exercise of the above option applicable to this Section with respect to any Notes of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Notes on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Notes to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Notes appertaining thereto when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Notes as contemplated by Section 1012, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including Section 606 and (D) this Article. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under
Section 1403 with respect to such Notes.

                SECTION 1403. Covenant Defeasance. Upon the Company's exercise of the above option applicable to this Section with respect to any Notes, the Company shall be released from its obligations under Sections 1004 to 1010, inclusive, with respect to such Outstanding Notes on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Notes shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1004 to 1010, inclusive, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(6) but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

                SECTION 1404. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Notes of or within a series:

                (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article 14 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the

Holders of such Notes, (1) an amount of money or (2) Government Obligations applicable to such Notes which through the scheduled payment of principal and interest in respect thereof in accordance with the terms will provide, not later than one day before the due date of any payment of principal of and premium or Make-Whole Amount, if any and interest on such Notes, money in an amount, or (3) a combination thereof, any case, in an amount sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium or Make-Whole Amount, if any), and interest on such Outstanding Notes on the Stated Maturity of such principal or installment of principal or interest or analogous payments applicable to such Outstanding Notes on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Notes.

                (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Notes shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(5) and 501(6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                (d) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                (e) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under
Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under
Section 1402 or Section 1403 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the

Company with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

                (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith.

                SECTION 1405. Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to
Section 1404 in respect of any Outstanding Notes of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium or Make-Whole Amount, if any) and interest but such money need not be segregated from other funds except to the extent required by law.

                The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Notes.

                Anything in this Article to the contrary notwithstanding, subject to Section 606, the Trustee shall deliver or pay to the Company from time to time upon the Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.


                                   ARTICLE 15

                          MEETINGS OF HOLDERS OF NOTES

                SECTION 1501. Purposes for which Meetings may be Called. A meeting of Holders of Notes of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Notes of such series.

                SECTION 1502. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Notes of any series for any purpose specified in Section 1501, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Notes of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                (b) In case at any time the Company pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Notes of any series shall have requested the Trustee to call a meeting of the Holders of Notes of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Notes of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                SECTION 1503. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Notes of any series, a Person shall be (1) a Holder of one or more Outstanding Notes of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more outstanding Notes of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Notes of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and the Guarantor and their counsel.

                SECTION 1504. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Notes of a series shall constitute a quorum for a meeting of Holders of Notes of such series; provided, however, that if any Act is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Notes of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Notes of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Notes of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes of such series which shall constitute a quorum.

                Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Notes of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specific percentage, that is less than a majority in principal amount of the Outstanding Notes of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes of that series.

                Any resolution passed or decision taken at any meeting of Holders of Notes of any series duly held in accordance with this Section shall be binding on all of the Holders of Notes of such series, whether or not present or represented at the meeting.

                Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Notes of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other act that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Notes affected thereby, or of the Holders of such series and one or more additional series:

                (i) there shall be no minimum quorum requirement for such meeting; and

                (ii) the principal amount of the Outstanding Notes of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

                SECTION 1505. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes of a series in regard to proof of the holding of Notes of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                 (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Notes provided in Section 1502(b), in which case the Company or the Holders of Notes of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes of such series represented at the meeting.

                (c) At any meeting each Holder of a Note of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Notes of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not

Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note of such series or proxy.

                (d) Any meeting of Holders of Notes of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Notes of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

                SECTION 1506. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Notes of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Notes of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                SECTION 1507. Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such Act shall become effective when such instrument or instruments are delivered to the Trustee. Proof and execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Article 6) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

                SECTION 1508. Proof of Execution of Instruments. Subject to
Article 6, the execution of any instrument by a Holder or his or her agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in manner as shall be satisfactory to the Trustee.

                                  ************

                This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                         CARRAMERICA REALTY CORPORATION


                                         By: /s/ Andrea F. Bradley
                                             ------------------------------
                                             Name:  Andrea F. Bradley
                                             Title: VP, General Counsel and
                                                    Corporate Secretary


                                         CARRAMERICA REALTY, L.P., as Guarantor

                                         By:  CARRAMERICA REALTY GP
                                              HOLDINGS, INC., as General Partner


                                              By: /s/ Andrea F. Bradley
                                                  ------------------------------
                                                  Name:  Andrea F. Bradley
                                                  Title: Secretary


                                         BANKERS TRUST COMPANY, as Trustee


                                         By: /s/ Sandra J. Shaffer
                                             ------------------------------
                                             Name:  Sandra J. Shaffer
                                             Title: Assistant Vice President

                                                            ANNEX A TO INDENTURE

                             [FORM OF INITIAL NOTE]

        [INCLUDE IF A GLOBAL NOTE -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [INCLUDE IF A GLOBAL NOTE -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.]

                         [RESTRICTED SECURITIES LEGEND]

        THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. NOTES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO CARRAMERICA REALTY CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE

EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE) OR
(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT THE COMPANY, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.

Registered No.
       PRINCIPAL AMOUNT
CUSIP No.:

                         CARRAMERICA REALTY CORPORATION

                               7.20% NOTE DUE 2004


                CARRAMERICA REALTY CORPORATION, a corporation duly organized and existing under the laws of the State of Maryland (herein referred to as the "Company" which term shall include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns, upon presentation, the principal sum of
__________________ on _________, 2004 and to pay interest on the outstanding principal amount thereon from _______, 1997, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____ and _____ in each year, commencing _________, 1997, at the rate of ___% per annum, until the entire principal hereof is paid or made available for payment; provided, however, that if the Company or the Guarantor fail to fulfill their obligations in accordance with and under the Registration Rights Agreement, additional interest will accrue on this Note at the rate and to the extent set forth in the Registration Rights Agreement. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the _____ or ______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this
Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency maintained for that purpose in the City of New York, New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                Notes of this series are one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of July ___, 1997 (the "Indenture"), among the Company, CarrAmerica Realty, L.P., as Guarantor (herein called the "Guarantor"), and ____________ (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Note is one of the series designated therein.

                Notes of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.

                The Indenture contains provisions for defeasance at any time of
(a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

                If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair (i) the obligation of the Company, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed, or (ii) the obligations of the Guarantor, which are unconditional, in respect of the Guaranteed Obligations.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of (and Make-Whole Amount, if any, on) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Notes of this series are issuable only in registered form in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder thereof and as part of the consideration for the issue of the Notes of this series.

                All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

                Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused a "CUSIP" number to be printed on the Notes of this series as a convenience to the Holders of such Notes. No representation is made as to the correctness or accuracy of such CUSIP number as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, CARRAMERICA REALTY CORPORATION has caused this instrument to be duly executed under its corporate seal.

Dated:

                                       CARRAMERICA REALTY CORPORATION



                                       By: ____________________________
                                           Name:
                                           Title:


[Corporate Seal]


Attest:



___________________________
Secretary


                                       CARRAMERICA REALTY, L.P., as Guarantor

                                       By: CARRAMERICA REALTY GP HOLDINGS,
                                           INC., as General Partner


                                       By: __________________________________
                                           Name:
                                           Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

                This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY, as Trustee


                                       By: ___________________________________
                                           Name:
                                           Title:

================================================================================

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

  PLEASE INSERT SOCIAL
  SECURITY OR OTHER IDENTIFYING
  NUMBER OF ASSIGNEE
|-----------------------------------------------|
|                                               |
|-----------------------------------------------| ..........................


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)


 ................................................................................
the within Note of CarrAmerica Realty Corporation and hereby does irrevocably constitute and appoint .........................................................
Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:  .....................   ................................................

                                ................................................



NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

================================================================================

                                                            ANNEX B TO INDENTURE

                             [FORM OF INITIAL NOTE]

        [INCLUDE IF A GLOBAL NOTE -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [INCLUDE IF A GLOBAL NOTE -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.]

                         [RESTRICTED SECURITIES LEGEND]

        THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO CARRAMERICA REALTY CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE

EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE) OR
(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT THE COMPANY, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.

Registered No.
     PRINCIPAL AMOUNT
CUSIP No.:

                         CARRAMERICA REALTY CORPORATION

                              7.375% NOTE DUE 2007


                CARRAMERICA REALTY CORPORATION, a corporation duly organized and existing under the laws of the State of Maryland (herein referred to as the "Company" which term shall include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns, upon presentation, the principal sum of
__________________ on _________, 2007 and to pay interest on the outstanding principal amount thereon from _______, 1997, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____ and _____ in each year, commencing _________, 1997, at the rate of ___% per annum, until the entire principal hereof is paid or made available for payment; provided, however, that if the Company or the Guarantor fail to fulfill their obligations in accordance with and under the Registration Rights Agreement, additional interest will accrue on this note at the rate and to the extent set forth in the Registration Rights Agreement. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the _____ or ______

(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency maintained for that purpose in the City of New York, New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                Notes of this series are one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of July ___, 1997 (the "Indenture"), among the Company, CarrAmerica Realty, L.P., as Guarantor (herein called the "Guarantor"), and ____________ (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Note is one of the series designated therein.

                Notes of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.

                The Indenture contains provisions for defeasance at any time of
(a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

                If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair (i) the obligation of the Company, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed, or (ii) the obligations of the Guarantor, which are unconditional, in respect of the Guaranteed Obligations.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of (and Make-Whole Amount, if any, on) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Notes of this series are issuable only in registered form in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder thereof and as part of the consideration for the issue of the Notes of this series.

                All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

                Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused a "CUSIP" number to be printed on the Notes of this series as a convenience to the Holders of such Notes. No representation is made as to the correctness or accuracy of such CUSIP number as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the undersigned have caused this Indenture to be executed s caused this instrument to be duly executed as of this date.


Dated: July  , 1997

                                       CARRAMERICA REALTY CORPORATION



                                       By: ____________________________
                                           Name:
                                           Title:


[Corporate Seal]


Attest:



___________________________
Secretary


                                       CARRAMERICA REALTY, L.P.

                                       By: CARRAMERICA REALTY GP HOLDINGS,
                                           INC., as General Partner


                                       By: __________________________________
                                           Name:
                                           Title:


[Corporate Seal]


Attest:



___________________________
Secretary


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

                This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY, as Trustee



                                       By: ___________________________________
                                           Authorized Signatory

================================================================================

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

  PLEASE INSERT SOCIAL
  SECURITY OR OTHER IDENTIFYING
  NUMBER OF ASSIGNEE
|-----------------------------------------------|
|                                               |
|-----------------------------------------------| ..........................


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)


 ................................................................................
the within Note of CarrAmerica Realty Corporation and hereby does irrevocably constitute and appoint .........................................................
Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:  .....................   ................................................

                                ................................................



NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

================================================================================

                                                            ANNEX C TO INDENTURE


        [INCLUDE IF A GLOBAL NOTE -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [INCLUDE IF A GLOBAL NOTE -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.]

        [INCLUDE IF A PRIVATE EXCHANGE SECURITY -- THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. NOTES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO CARRAMERICA REALTY CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE) OR

(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT THE COMPANY, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.]


Registered No.
     PRINCIPAL AMOUNT
CUSIP No.:

                         CARRAMERICA REALTY CORPORATION

                               7.20% NOTE DUE 2004


                CARRAMERICA REALTY CORPORATION, a corporation duly organized and existing under the laws of the State of Maryland (herein referred to as the "Company" which term shall include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns, upon presentation, the principal sum of
__________________ on _________, 2004 and to pay interest on the outstanding principal amount thereon from _______, 1997, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____ and _____ in each year, commencing _________, 1997, at the rate of ___% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency maintained for that purpose in the City of New York, New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                Notes of this series are one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of July ___, 1997 (the "Indenture"), among the Company, CarrAmerica Realty, L.P., as Guarantor (herein called the "Guarantor"), and ____________ (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Note is one of the series designated therein.

                Notes of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.

                The Indenture contains provisions for defeasance at any time of
(a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

                If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair (i) the obligation of the Company, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed, or (ii) the obligations of the Guarantor, which are unconditional, in respect of the Guaranteed Obligations.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Notes of this series are issuable only in registered form in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder thereof and as part of the consideration for the issue of the Notes of this series.

                All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

                Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused a "CUSIP" number to be printed on the Notes of this series as a convenience to the Holders of such Notes. No representation is made as to the correctness or accuracy of such CUSIP number as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the undersigned have caused this Indenture to be executed as of the date hereof.


Dated:

                                       CARRAMERICA REALTY CORPORATION



                                       By: ____________________________
                                           Name:
                                           Title:


[Corporate Seal]


Attest:



___________________________
Secretary


                                       CARRAMERICA REALTY, L.P.

                                       By: CARRAMERICA REALTY GP HOLDINGS,
                                           INC., as General Partner


                                       By: __________________________________
                                           Name:
                                           Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

                This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY, as Trustee



                                       By: ___________________________________
                                           Authorized Signatory

================================================================================

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

  PLEASE INSERT SOCIAL
  SECURITY OR OTHER IDENTIFYING
  NUMBER OF ASSIGNEE
|-----------------------------------------------|
|                                               |
|-----------------------------------------------| ..........................


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)


 ................................................................................
the within Note of CarrAmerica Realty Corporation and hereby does irrevocably constitute and appoint .........................................................
Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:  .....................   ................................................

                                ................................................



NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

================================================================================

                                                            ANNEX D TO INDENTURE


        [INCLUDE IF A GLOBAL NOTE -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), 55 WATER STREET, NEW YORK, NEW YORK, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [INCLUDE IF A GLOBAL NOTE -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ITS NOMINEE TO A SUCCESSOR DEPOSITORY OR ITS NOMINEE.]

        [INCLUDE IF A PRIVATE EXCHANGE SECURITY -- THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. NOTES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT (A) TO CARRAMERICA REALTY CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE NOTES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE) OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER

TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT THE COMPANY, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.]

Registered No.
     PRINCIPAL AMOUNT
CUSIP No.:

                         CARRAMERICA REALTY CORPORATION

                              7.375% NOTE DUE 2007


                CARRAMERICA REALTY CORPORATION, a corporation duly organized and existing under the laws of the State of Maryland (herein referred to as the "Company" which term shall include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns, upon presentation, the principal sum of
__________________ on _________, 2007 and to pay interest on the outstanding principal amount thereon from _______, 1997, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____ and _____ in each year, commencing _________, 1997, at the rate of ___% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the _____ or ______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this
Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the office or agency maintained for that purpose in the City of New York, New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payments of principal and interest on the Notes (other than payments of principal and interest due at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                Notes of this series are one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of July ___, 1997 (the "Indenture"), among the Company, CarrAmerica Realty, L.P., as Guarantor (herein called the "Guarantor"), and ____________ (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Note is one of the series designated therein.

                Notes of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.

                The Indenture contains provisions for defeasance at any time of
(a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

                If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair (i) the obligation of the Company, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed, or (ii) the obligations of the Guarantor, which are unconditional, in respect of the Guaranteed Obligations.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Notes of this series are issuable only in registered form in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder thereof and as part of the consideration for the issue of the Notes of this series.

                All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

                Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused a "CUSIP" number to be printed on the Notes of this series as a convenience to the Holders of such Notes. No representation is made as to the correctness or accuracy of such CUSIP number as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the undersigned have caused this Indenture to be executed as of the date hereof.


Dated:

                                       CARRAMERICA REALTY CORPORATION



                                       By: ____________________________
                                           Name:
                                           Title:


[Corporate Seal]


Attest:



___________________________
Secretary


                                       CARRAMERICA REALTY, L.P.

                                       By: CARRAMERICA REALTY GP HOLDINGS,
                                           INC., as General Partner


                                       By: __________________________________
                                           Name:
                                           Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

                This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY, as Trustee



                                       By: ___________________________________
                                           Authorized Signatory

================================================================================

                                 ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers unto

  PLEASE INSERT SOCIAL
  SECURITY OR OTHER IDENTIFYING
  NUMBER OF ASSIGNEE
|-----------------------------------------------|
|                                               |
|-----------------------------------------------| ..........................


 ................................................................................
              (Please Print or Typewrite Name and Address including
                              Zip Code of Assignee)


 ................................................................................
the within Note of CarrAmerica Realty Corporation and hereby does irrevocably constitute and appoint .........................................................
Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:  .....................   ................................................

                                ................................................



NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

================================================================================

                                                                     EXHIBIT [A]


                         FORM OF CERTIFICATE OF TRANSFER

CarrAmerica Realty Corporation
1700 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

Bankers Trust Company
Four Albany Street
New York, NY 10006

Attn: Corporate Trust Department


                Re:     7.20% Notes due 2004
                        7.375% Notes due 2007

                Reference is hereby made to the Indenture, dated as of July 1, 1997 (the "Indenture"), between CarrAmerica Realty Corporation, as issuer (the "Company"), CarrAmerica Realty L.P., as Guarantor, and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.


                ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

1. | | Check if Transferee will take delivery of a beneficial interest in a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. | | Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

        (a) | | such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

        (b) | | such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

        (c) | | such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

        (d) | | such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $100,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Restricted securities Legend printed on the Definitive Notes and in the Indenture and the Securities Act.

3. | | Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

        (a) | | Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

        (b) | | Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                       _______________________________
                                       [Insert Name of Transferor]


                                       By: ___________________________
                                           Name:
                                           Title:

Dated: _________________, ___

                       ANNEX A TO CERTIFICATE OF TRANSFER


1.      The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

        (a) | | a beneficial interest in the 144A Global Note (CUSIP ______), or

        (b) | | a Restricted Definitive Note.


2.      After the Transfer the Transferee will hold:

                                   [CHECK ONE]

        (a) | | a beneficial interest in the:

            (i)  | | 144A Global Note (CUSIP ________), or

            (ii) | | Unrestricted Global Note (CUSIP ________); or

        (b) | |  a Restricted Definitive Note; or

        (c) | |  an Unrestricted Definitive Note,

        in accordance with the terms of the Indenture.

                                                                     EXHIBIT [B]

                         FORM OF CERTIFICATE OF EXCHANGE



CarrAmerica Realty Corporation
1700 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

Bankers Trust Company
Four Albany Street
New York, NY 10006

Attn: Corporate Trust Department


                Re:     7.20% Notes due 2004
                        7.375% Notes due 2007

                                      (CUSIP ______________)

                Reference is hereby made to the Indenture, dated as of July 1, 1997 (the "Indenture"), among CarrAmerica Realty Corporation, as issuer (the "Company"), CarrAmerica Realty, L.P., as Guarantor, and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                ______________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

        (a) | | Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (b) | | Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (c) | | Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (d) | | Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

        (a) | | Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

        (b) | | Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive

Note for a beneficial interest in the 144A Global Note IAI, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                              [Insert Name of Owner]


                                              By: _________________________
                                                  Name:
                                                  Title:

Dated: __________________, ___

                                                                     EXHIBIT [D]

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

CarrAmerica Realty Corporation
1700 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

Bankers Trust Company
Four Albany Street
New York, NY 10006

Attn: Corporate Trust Department


                Re:     7.20% Notes due 2004
                        7.375% Notes due 2007


                Reference is hereby made to the Indenture, dated as of July 1, 1997 (the "Indenture"), between CarrAmerica Realty Corporation, as issuer (the "Company"), CarrAmerica Realty L.P., as Guarantor, and Bankers Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                In connection with our proposed purchase of $____________ aggregate principal amount of:

        (a) | | a beneficial interest in a Global Note, or

        (b) | | a Definitive Note,

        we confirm that:

                1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that is purchasing at least $100,000 principal amount of Notes and that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) pursuant to the provisions of Rule 144(k) under the Securities Act or (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (D) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Notes or beneficial interest therein acquired by us must be effected through one of the Placement Agents.

                4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion, and are so acquiring or purchasing at least $100,000 principal amount of Notes.

                You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                        [Insert Name of Accredited Investor]


                                        By: __________________________
                                            Name:
                                            Title:


Dated: _________________, ___